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                                                                EXHIBIT 10.13(a)

                         IPNI COMMUNICATIONS CORPORATION
                             1998 STOCK OPTION PLAN


1.       Purpose and Scope

         The purpose of this Plan is to encourage stock ownership in IPNI Communications Corporation (the "Company") by key officers, employees and persons who provide services, and to provide an incentive for such persons to expand and improve the profits and prosperity of the Company, and to assist the Company in attracting and retaining key personnel through the grant of Options to purchase shares of the Company's Common Stock.

2.       Definitions

         Unless otherwise required by the context:

         2.1      "Board" shall mean the Board of Directors of the Company.

         2.2 "Committee" shall mean the Compensation Committee, which is appointed by the Board, and which shall be composed of a minimum of two members of the Board.

         2.3      "Change of Control" shall mean each of the following:

                  (a) A change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the Securities Exchange Act of 1934 (the "1934 Act") regardless of whether the Company is subject to such reporting requirement.

                  (b) A change of control of the Company through a transaction or series of transactions, such that any person, excluding affiliates of the Company, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act) directly or indirectly, of securities of the Company representing fifty-one percent (51%) or more of the combined voting power of the Company's then outstanding securities;

                  (c) Any consolidation or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Stock immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                  (d) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or
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                  (e) Substantially all of the assets of the Company are sold or otherwise transferred.

         2.4 "Company" shall mean IPNI Communications Corporation, a Delaware Corporation.

         2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.6 "Option" shall mean a right to purchase Stock, granted pursuant to the Plan.

         2.7 "Option Price" shall mean the purchase price for Stock under an Option, as determined in Section 6 below.

         2.8 "Participant" shall mean a person to whom an Option is granted under the Plan.

         2.9 "Plan" shall mean this IPNI Communications Corporation 1998 Stock Option Plan.

         2.10 "Stock" shall mean the Common Stock of the Company $.001 par value.

3.       Stock to Be Optioned

         Subject to the provisions of Section 11 of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is One Million Ninety-Nine Thousand One Hundred Ninety-Five (1,099,195). Such number of shares may be set aside out of the authorized but unissued shares of Common Stock of the Company, not reserved for any other purpose.

4.       Administration

         The Plan shall be administered by the Committee. Two members of the Committee shall constitute a quorum for the transaction of business. The Committee shall be responsible to the Board of Directors for the operation of the Plan and shall make recommendations to the Board with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Committee shall be final unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made by him in good faith. The Committee shall determine, within the limits of the Plan, the individuals to whom, and the time or times at which, Options shall be granted; the number of shares subject to each Option; the duration of each Option; the Option Price under each Option; and the time or times within which all or portions of each Option may be exercised. Each person to whom an Option is granted shall enter into a written Option Agreement.


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5.       Participants

         5.1 Eligibility and Participation. Options may be granted only to persons ("Eligible Persons") who at the time of grant are (i) employees (including officers) of the Company or parent or subsidiaries of the Company,
(ii) members of the Company's Board of Directors or (iii) consultants or independent contractors who provide valuable services to the Company or parent or subsidiaries of the Company. Notwithstanding the foregoing, incentive stock options may only be granted to personnel of the Company (and its parent or subsidiary) who are also employees of the Company (or its parent or subsidiary). The Committee shall have full authority to determine which Eligible Persons are to receive Option grants under the Plan; the number of shares to be covered by each such grant; whether the granted Option is to be an incentive stock option which satisfies the requirements of Section 422 of the Code or Section 422A of the Proposed Regulations; or a nonstatutory option not intended to meet such requirements.

         5.2 Guidelines for Participation. In designating and selecting Eligible Persons for participation in the Plan, the Committee shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. The Committee also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

6.       Terms and Conditions of Options

         6.1 Employment Agreement. The Committee may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company for a period of time (specified in the agreement) following the date the Option is granted. No such agreement shall impose upon the Company, however, any obligation to employ the Participant for any period of time.

         6.2 Exercise Price. Upon the grant of any Option, the Committee shall specify the Option Price per share. In no event may the Option Price per share specified by the Committee with respect to an Option granted under that plan that is intended to be an incentive stock option be less than one hundred percent (100%) of the fair market value per share of the Stock on the date the Option is granted, or one hundred ten percent (110%) if Options intended to be incentive stock options are granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or any subsidiary corporation of the Company.

         6.3 Calculation of Fair Market Value of Stock. The fair market value of a share of


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Stock on any relevant date shall be determined in accordance with the following provisions:

                  a. If the Stock in question is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of that Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for that Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                  b. If the Stock in question is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of that Stock on the date in question on the stock exchange determined by the Committee to be the primary market for that Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of that Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  c. If the Stock in question at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate, including one or more independent professional appraisals.

         6.4 Individual Stock Option Agreements. Options granted under the Plan shall be evidenced by option agreements in such form and content as the Committee from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this section. As determined by the Committee, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable, and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as the Committee deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Participants' not-to-compete and remedies to the Company in the event of the breach of any such covenant.

         6.5 Option Period. No Option granted under the Plan that is intended to be an incentive stock option shall be exercisable for a period in excess of seven (7) years from the date of its grant (five (5) years if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more that 10 percent (10%) of the total


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combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Participant. An Option may be exercised in full or in part, at any time, or from time to time during the term of the Option or in stated installments at stated times during the Option's term.

         6.6 Vesting - Limitations. The time at which the optioned shares vests with respect to a Participant shall be in the discretion of the Committee. Notwithstanding the foregoing, to the extent an Option is intended to qualify as an incentive stock option under the Code, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000) (referred to herein as the "$100,000 Limitation") plus any unused limit carry-over. To the extent that any person holds two (2) or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an incentive stock option shall be applied on the basis of the order in which such Options are granted.

         6.7 No Fractional Shares. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

         6.8 Method of Exercising Options - Full Payment. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. The Participant's oldest unexpired Options must be exercised first if such Options are issued as incentive stock options. Such notice shall state the election to exercise the Option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the Option. Such notice shall be accompanied by payment in full or upon such terms as the Committee shall determine. Payment shall be made as prescribed by the Committee. Upon the exercise of any Option, the Company shall deliver, or cause to be delivered, to the Participant a certificate or certificates representing the shares of Stock purchased upon such exercise within ninety (90) days after payment for those shares has been received by the Company. If an Option is exercised pursuant to this Section 6 hereof by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that are purchased and paid for in full upon the exercise of an Option shall be fully paid and non-assessable.

         6.9 Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by his Option until the date a stock certificate is issued to the Participant. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.


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         6.10 Death of Participant. If a Participant dies while in the Company's service, the Participant's vested Options on the date of death shall be exercisable within three (3) months of such death or until the stated expiration date of the Participant's Option, whichever occurs first, by the person or persons ("successors") to whom the Participant's rights pass under a will or by the laws of descent and distribution. An Option may be exercised and payment of the Option Price made in full by the successors only after written notice to the Company specifying the number of shares to be purchased. Such notice shall state that the Option Price is being paid in full in the manner specified in herein.
As soon as practicable after receipt by the Company of such notice and of payment in full of the Option Price, a certificate or certificates representing such shares shall be registered in the name or name specified by the successors in the written notice of exercise and shall be delivered to the successors.

         6.11 Other Plan Provisions Still Applicable. If an Option is exercised upon the termination of service or death of a Participant under this Section 6, the other provisions of the Plan shall still be applicable to such exercise.

7.       No Obligations to Exercise Option

         The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

8.       Assignability

         Options shall be transferable by gift, will, or by the law of descent and distribution to a Participant's spouse, children or grandchildren. Any attempted transfer by gift, sale or otherwise to a person other than a Participant's spouse, children or grandchildren shall be void and of no effect.

9.       Effect of Change in Stock Subject to the Plan

         In the event of a Change of Control, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under Section 8 to exercise an Option) shall have the right, immediately prior to such Change of Control, to exercise such Participant's Options in whole or in part.

10.      Amendment and Termination

         The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as authorized herein. Unless sooner terminated, the Plan shall remain in effect for a period of ten (10) years from the date of the Plan's adoption by the Board.


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Termination of the Plan shall not affect any Option previously granted.

11.      Agreement and Representation of Participants

         As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

12.      Availability of Shares of Stock

         The Company, during the term of this Plan, will all times make available the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan.

13.      Effective Date of Plan

         The Plan shall be effective from the date that the Plan is approved by the Board. The Plan shall be submitted to the Stockholders of the Company for their approval at a regular or special meeting to be held within twelve (12) months after adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company Stock present in person or by proxy and voting at the meeting. If the Stockholders decline to approve the Plan at such meeting or if the Plan is not approved by the Stockholders within twelve (12) months after its adoption by the Board, the Plan and all options granted hereunder shall automatically terminate to the same extent and with the same effect as though the Plan had never been adopted.

14.      Governing Law

         The Plan shall be governed and interpreted according to the laws of the State of Delaware.


Date of Approval by Board of Directors:     JULY 13, 1998

Date of Approval by Shareholders:           JUNE 17, 1998


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